EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the RMB Investors Trust does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the RMB Investors Trust for the period ended June 30, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the RMB Investors Trust for the stated period.

/s/ Christopher M. Graff
Christopher M. Graff, President
RMB Investors Trust

Dated:	September 7, 2023

/s/ Maher A. Harb
Maher A. Harb, Chief Financial Officer and Treasurer
RMB Investors Trust

Dated:	September 7, 2023

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by RMB Investors Trust for purposes of the Securities Exchange Act of 1934